Revenue from Contracts with Customers	6 Months Ended
Jun. 30, 2025
Revenue from Contracts with Customers [Abstract]
Revenue from Contracts with Customers
4.
REVENUE FROM CONTRACTS WITH CUSTOMERS

Disaggregation of revenue

The table below disaggregates total revenue by reportable segment (see Note 14) for the three and six months ended June 30, 2025 and 2024:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
(in USD and thousands)
Ocean	$712,891	$573,225	$1,271,869	$1,020,905
River	1,021,719	891,747	1,235,802	1,057,178
Other	145,757	122,289	269,752	227,333
Total revenue	$1,880,367	$1,587,261	$2,777,423	$2,305,416

Total revenue for the three months ended June 30, 2025 increased by $293.1 million to $1,880.4 million from $1,587.3 million for the same period in 2024. Total revenue for the six months ended June 30, 2025 increased by $472.0 million to $2,777.4 million from $2,305.4 million for the same period in 2024. These increases were primarily due to an increase in passenger cruise days and higher revenue per passenger cruise day. For the three and six months ended June 30, 2025, passenger cruise days increased compared to the same period in 2024 due to growth in the fleet including three additional river vessels, one additional ocean ship and the Zhao Shang Yi Dun (“Viking Yi Dun”) accommodation agreement.

Regional economic trends affect the Group’s revenue and cash flows. The table below disaggregates percentage of passengers by source market, which is the passenger’s home country or region, for the three and six months ended June 30, 2025 and 2024:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2025	2024	2025	2024
North America	88.1%	89.2%	89.1%	89.9%
Australia	5.4%	5.4%	4.6%	4.9%
Other	6.5%	5.4%	6.3%	5.2%
	100.0%	100.0%	100.0%	100.0%

The disaggregation by source market is similar across all reportable segments.

The Group’s vessels and ships primarily operate in Europe.